P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 1 Review of First Quarter F’15 Results Matt Mannelly, CEO & President Ron Lombardi, CFO August 7, 2014 Exhibit 99.2

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s growth strategies, competitive position, product development and acquisitions, business trends, creation of shareholder value, ability to integrate the Insight and Hydralyte acquisitions, the timing of closing and the impact of the Insight acquisition, the growth and market position of the Company’s brands, and the Company’s future financial performance. Words such as “continue,” “will,” “expect,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, failure to satisfy the closing conditions for the Insight acquisition, the failure to successfully integrate the Insight or Hydralyte businesses or future acquisitions, the failure to successfully commercialize new and enhanced products, the severity of the cough/cold season, general economic and business conditions, competitive pressures, the effectiveness of the Company’s brand building investments, fluctuating foreign exchange rates, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2014. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 3 Agenda for Today’s Discussion I. First Quarter FY2015: Performance Highlights II. First Quarter FY2015: Financial Overview III. Updated Perspective on the M&A Market IV. FY2015 Outlook and the Road Ahead

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 4 I. First Quarter FY2015: Performance Highlights

Solid Start to the Fiscal Year

- Q1 consolidated **net revenue** of **$145.7** million, up **2.2%** versus the prior year
- **Adjusted E.P.S**. of **$0.41**(1), up **2.5%** versus the prior year corresponding quarter
- Strong **Free Cash Flow of $29.2**(1) million, up **36.1%** versus the prior year corresponding quarter
- **Core OTC consumption growth** of **2.5%** (excluding products impacted by pediatric and GI category dynamics)
- Continued investment in **brand building efforts**
  - **New product introductions** of Fresh Guard and Beano Dairy Defense
  - **New advertising campaigns** for Fresh Guard, Beano and Clear Eyes with spokesperson Vanessa Williams
  - **"Speedy" brand exposure** through sports marketing association with Daytona / Pocono champion Dale Earnhardt Jr.
- **Closed** acquisition of **Hydralyte** on April 30th. **Integration well underway**
- **Pending acquisition** of **Insight Pharmaceuticals** on track to **close by September 30th**
- **On track** to continue to deliver **strong financial performance in FY2015**
  - Full year sales growth +15% – 18%
  - Adjusted E.P.S $1.75 – $1.85(1)
  - Free Cash Flow of approximately $150 million(1)

Notes:
(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands PRESTIGE BRANDS First Quarter F'15 Results 5

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 6 Transitional Market 6.9% 10.5% 6.9% 6.4% 0.8% (4.2%) (8.1%) (8.2%) (1.8%) Q1 Q2 Q3 Q4 Q1 3.6% 0.2% (1.7%) (0.7%) 2.5% Core OTC Consumption Growth Source: Latest 12-week IRI multi-outlet retail dollar sales growth for relevant quarter. Note: Data reflects retail dollar sales percentage growth versus prior period. (1) Excludes PediaCare, Little Remedies and Beano. Excluding Cough/Cold Competitive Returns / GI Category Dynamics(1) FY’13 FY’14 Q2 Q3 Improved Consumption Performance in Q1… FY’15 Q4 Q1

…And Three Consecutive Quarters of Consumption Growth Outpacing Shipments…

Core OTC Consumption vs. Revenue Growth[1]


Core OTC Consumption Growth
Core OTC Net Revenue Growth
Growth
3.6%
3.5%
0.2%
5.7%
(1.7%)
(8.5%)
(0.7%)
(4.1%)
2.5%
(3.7%)
Difference
0.1%
(5.5%)
6.8%
3.4%
6.2%
Q1
Q2
Q3
Q4
Q1
FY'14
FY'15

Source: Latest 12-week IRI multi-outlet retail dollar sales growth for relevant quarter.
Note: Data reflects retail dollar sales percentage growth versus prior period.
(1) Excludes PediaCare, Little Remedies and Beano.

PrestigeBrands
PRESTIGE BRANDS First Quarter F'15 Results 7

...Leading to Record Market Share Gains

Core OTC Market Share[1]


8.8%
9.7%
10.2%
10.2%
10.1%
10.2%
10.6%
FY'10
FY'11
FY'12
FY'13
FY'14
L52
L12

Source: IRI multi-outlet retail dollar sales growth for relevant quarter.
Note: Data reflects retail dollar sales market share.
(1) Excludes PediaCare, Little Remedies and Beano.

PrestigeBrands PRESTIGE BRANDS First Quarter F'15 Results 8

Luden's: Driving Growth on a 130 Year Old Brand

LUDEN'S

LUDEN'S 2010

- Strong equity rooted in great tasting, soothing relief
- Minimal investment in recent years
- Consumption growth had flattened to +0.5%


LUDEN'S
MENTHOL COUGH DROPS
Medicated
LUDEN'S
WILD CHERRY
COUGH DROPS
LUDEN'S
WILD CHERRY

LUDEN'S 2013

- **Consumption: +26% Growth**
  - **3-year CAGR +8%**, nearly **twice the rate of the category**
  - Luden's Wild Cherry 30CT: **#1 selling Throat Drop**


+8% CAGR
2010
2011
2012
2013

Source: IRI MULO + C-Store, 52 weeks ending 31-Dec-2013.
Note: Data reflects retail dollar sales.

PrestigeBrands
PRESTIGE BRANDS First Quarter F'15 Results 9

Luden's Brand Building: Model in Action

LUDEN'S

Investment in Brand Building

- Print and digital advertising to re-ignite awareness
- Packaging transformation to modernize the brand
- Merchandising enhanced in-store presence

Product Innovation

- New flavors for a new generation and broader consumer appeal
  - **New!** Watermelon and Blue Raspberry flavors
  - **New!** Sugar Free Black Cherry flavor


LUDEN'S
Throat Drops


LUDEN'S
Save $1 now on 2 bags


LUDEN'S
Blue Raspberry


LUDEN'S
Watermelon


SUGAR FREE!
LUDEN'S
Black Cherry


LUDEN'S
Luden's
51,197


On Tape: Deadly Off-Road 'California 200' Crash
CBS
LUDEN'S

PrestigeBrands
PRESTIGE BRANDS First Quarter F'15 Results 10

Digital and Social Media: An Investment for the Future

Social + Local + Mobile = PBH Revenue Growth

	FY12	FY13	FY14	FYTD15
Investment Focus	**"Basics"**	**Social media and sponsorships**	**Mobile activation**	**Leveraging "Big Data"**
% of A&P	***<5%***	***~5%***	***~10%***	***~15%***
	Compound W, Clear eyes	PediaCare, Fiber Choice	Goody's, BC, Luden's	Dramamine, Little Remedies, The Doctor's

PrestigeBrands

PRESTIGE BRANDS First Quarter F'15 Results 11

Digital Engagement Drives Brand Relevance and Sales

Brand	Activation	Results
Dramamine MOTION SICKNESS RELIEF	▪ Targeted **travel-oriented shoppers** and websites with online advertising	▪ Drove consumption **+9.2% in L-12**
LUDEN'S	▪ Crowdsourcing consumer feedback of **new product ideas**	▪ Launched **3 new flavors** LUDEN'S LUDEN'S LUDEN'S
Goody's	▪ Identified **brand influencers** via social listening to engage in 1x1 dialogue	▪ Increased **social engagement metrics 3x**

PrestigeBrands

PRESTIGE BRANDS First Quarter F'15 Results 12

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 1 3 Location-Based, Real-Time Mobile Marketing is the Future

Hydralyte Integration Proceeding on Schedule

Hydralyte

Early Initiatives Underway

- **Integration** of Hydralyte into Care Pharma **underway**
  - Transition to Care Pharma direct sales force September 1st
- **Innovation and new product development** are underway
  - 3 new products just introduced: Hydralyte Colour Free, and Orange & Lemon-Lime Sports Tubs
- **Optimizing marketing plan**
  - New ad campaign supported by TV, sampling, instore promotional activities, and PR
- **Geographic expansion** into New Zealand scheduled for early fall
- Evaluating **supply chain improvement** opportunities

New Product Development



Hydralyte
Hydralyte
Hydralyte Sports
Hydralyte Sports

- **New product launch marketing**
  - In-store promotions planned to support Colour Free
  - HCP sampling
  - PR campaign to support the Sports Tubs
  - Online advertising with sporting groups

PrestigeBrands

PRESTIGE BRANDS First Quarter F'15 Results 14

Transformational Acquisition of Insight Pharmaceuticals On Track to Close by September 30th



Scale
Net Sales
$602
+33%
~$800
FY2014
Pro Forma
Pro Forma Adjusted EBITDA(1)
$204
+47%
~$300(1)
FY2014
Pro Forma
Profitability
Pro Forma Adjusted Gross Margin (% Net Sales)
57%
+300 bps
~60%(2)
FY2014
Pro Forma
Pro Forma Adjusted EBITDA Margin (% Net Sales)
34%
+300 bps
~37%(3)
FY2014
Pro Forma

Notes:

(1) Pro Forma Adjusted EBITDA is a Non-GAAP financial measure and is arrived at by taking Pro Forma Net Income of $89 million and adding back depreciation and amortization of $31 million, interest expense of $103 million, income taxes of $52 million and transition, integration and purchase accounting items of $25 million to arrive at $300 million

(2) Pro Forma Adjusted Gross Margin excludes $5 million of charges related to purchase accounting inventory step-up

(3) Pro Forma Adjusted EBITDA margin excludes depreciation and amortization of $31 million, interest expense of $103 million, income taxes of $52 million and transition, integration and purchase accounting items of $25 million

PrestigeBrands
PRESTIGE BRANDS First Quarter F'15 Results 15

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 1 6 II. First Quarter FY2015: Financial Overview

Selected Observations on First Quarter Performance

- **Solid overall financial performance** in the quarter **consistent with expectations**
  - Net Revenue growth of 2.2% based on increasingly diversified portfolio
  - Adjusted Gross Margin of 56.3%[1] reflects current retail and competitive environment
  - Expect Gross Margins of approximately ~60% post acquisition of Insight Pharmaceuticals
  - Consistent free cash flow of $29.2[1] million, up 36.1% versus the prior year corresponding quarter
- **On track** to achieve full year outlook



Q1 FY'14
Q1 FY'15
2.2%
$142.5
$145.7
Net Revenue
(4.2%)
$53.3
$51.0
Adjusted EBITDA (1)
2.5%
$0.40
$0.41
Adjusted EPS (1)
36.1%
$21.4
$29.2
Free Cash Flow (1,2)

Dollar values in millions, except per share data

Notes:

(1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

(2) Free cash flow is a non-GAAP financial measure and is also reconciled to reported net income on page 20.

PrestigeBrands

PRESTIGE BRANDS First Quarter F'15 Results 17

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 1 8 Selected Observations on First Quarter Performance (Cont’d)  Company announced today its plan to launch financing for the acquisition of Insight Pharmaceuticals − Continue to expect to close transaction by September 30th − Single, minor brand divestiture expected to be required from the FTC and expected to be completed concurrent with closing − Transaction expected to be funded under Term Loan accordion. Pro forma leverage of 5.7x − Rapid deleveraging expected due to unique high free cash flow generation model − Capital structure allows for flexibility to pursue additional acquisition opportunities

First Quarter Consolidated Financial Summary

Q1 FY'15

	Q1 FY'15	Q1 FY'14	% Chg
Net Revenue	**$ 145.7**	**$ 142.5**	***2.2%***
Adj. Gross Margin[1]	82.0	83.0	*(1.2%)*
% Margin	*56.3%*	*58.3%*	
A&P	19.1	18.7	*2.2%*
% Net Revenue	*13.1%*	*13.1%*	
Adj. G&A[1]	11.9	11.1	*7.3%*
% Net Revenue	*8.1%*	*7.8%*	
Adjusted EBITDA[1]	**$ 51.0**	**$ 53.3**	***(4.2%)***
% Margin	*35.0%*	*37.4%*	
D&A	3.0	3.3	*(9.4%)*
% Net Revenue	*2.0%*	*2.3%*	
Adj. Operating Income[1]	48.1	50.0	*(3.9%)*
% Net Revenue	*33.0%*	*35.1%*	
Adjusted Net Income[1]	**$ 21.5**	**$ 21.1**	***2.1%***
Adjusted Earnings Per Share[1]	**$ 0.41**	**$ 0.40**	***2.5%***
Earnings Per Share - As Reported	**$ 0.32**	**$ 0.40**	***(20.0%)***
Net Income - As Reported	**$ 16.7**	**$ 20.7**	***(19.1%)***

Comments

- Net Revenue increased $3.2 million, or 2.2% due to Core OTC shipment trends improving over 2H FY2014 in addition to the Care and Hydralyte acquisition
- Adjusted Gross Margins reflects current retail and competitive environment
- Continued strong A&P support behind brand building
- Adjusted G&A as a percent of Net Revenue up slightly due to acquisitions
- Adjusted Net Income and Adjusted EPS increase ~2.5%
- Reported Net Income and EPS include costs associated with the Hydralyte and Insight transactions

Dollar values in millions, except per share data

Notes:

(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands

PRESTIGE BRANDS First Quarter F'15 Results 19

Strong Free Cash Flow Generation

Cash Flow

	Q1 FY'15	Q1 FY'14
Net Income - As Reported	$ 16.7	$ 20.7
Depreciation & Amortization	3.0	3.3
Other Non-Cash Operating Items	10.0	9.2
Working Capital	(0.0)	(10.4)
Operating Cash Flow[(1)]	**$ 29.7**	**$ 22.8**
Additions to Property and Equipment	(0.5)	(1.4)
Free Cash Flow[(3)]	**$ 29.2**	**$ 21.4**

Comments

Debt Profile & Financial Compliance:

- Total Net Debt at 6/30/14 of $957 million comprised of:
  - Cash on hand of $16 million
  - $323 million of term loan and revolver
  - $650 million of bonds
- Leverage ratio[(2)] of ~4.6x

Full year cash flow of ~$150 million, in line with expectations

Dollar values in millions

Note:

(1) Operating cash flow is a Non-GAAP financial term and is equal to GAAP net cash provided by operating activities.

(2) Leverage ratio reflects net debt / covenant defined EBITDA.

(3) Free Cash Flow is a Non-GAAP financial measure and is reconciled to GAAP net cash provided by operating activities in our earnings release in the "About Non-GAAP Financial Measure" section.

PrestigeBrands

PRESTIGE BRANDS First Quarter F'15 Results 20

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 2 1 III. Updated Perspective on the M&A Market

Potentially Significant Pool of M&A Opportunities Resulting from Large OTC M&A Deals and Announced Wholesale Divestitures

GSK (GlaxoSmithKline)	Bayer	P&G
↓	↓	↓
Novartis	Merck	Brand Rationalization
▪ Combined portfolio with potential for rationalization ▪ Prior success in executing broad divestiture ▪ M&A history with Prestige Brands	▪ Combined portfolio with potential for rationalization ▪ Primarily North American focus	▪ Divest or exit 90 to 100 smaller brands ▪ Mostly sales of under $100 million ▪ Focus on 70 to 80 remaining brands

PrestigeBrands

PRESTIGE BRANDS First Quarter F'15 Results 22

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 2 3 Dollar values in millions Source: Euromonitor (2013) 0% 20% 40% 60% 80% 100% Retail Sales: % of Retail Sales: 29% 16% 15% 11% 8% 7% 6% 8% Oral Health CCAS $4,490 Analgesics $1,754 $1,325 VMS / Nutrition Skin Care GI Smoking Cessation Misc. Other $2,490 $2,331 $1,190 $1,101 $945 Other Other Other Other Other Other Other ACC Existing Category Presence Illustrative Example: Combined Portfolio ~$4 Billion in Retail Sales of Brands Less Than $100 MM Notes: (1) Source: EuroMonitor

M&A Market as Prolific as it has been in the Last Five Years

- Likely portfolio rationalizations from existing transactions in the next 12 – 24 months
- GSK prior "*bottom 10%*" divestiture plan as well as P&G announcement may set the stage for similar announcements from other large players
- Additional opportunities from family-owned businesses and private equity owners

PrestigeBrands Ready and Able to Capitalize on New Market Opportunities

- Aggressive and Disciplined
- Well Established M&A Criteria
- Successful Value Creation Strategy
- Continued M&A Growth Ambitions

PrestigeBrands PRESTIGE BRANDS First Quarter F'15 Results 24

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 2 5 IV. FY2015 Outlook and the Road Ahead

Business and Environment Positions Prestige Brands to Continue to Create Shareholder Value

Cautiously Optimistic

- Improved Prestige Brands consumption trends leading to market share gains
- Challenging retail environment provides some uncertainty
- Positive momentum into Q2, however strong year-over-year comps and uncertain cough/cold order patterns and levels
- Prior revenue outlook flat to -3% for 1H FY2015

Brand Building in Focus

- Continued new product introductions and investment in brand building communication vehicles for FY2015
- Invest and innovate in Core OTC brands
- Continue to build new product engine

Prolific M&A Outlook

- Remain aggressive and disciplined
- Effectively integrate Hydralyte and insight Pharmaceuticals acquisitions
- Capitalize on OTC consolidation and major company's announcements

Confident in Full FY2015 Year Outlook

- Full year revenue growth	+15% – 18%
- Adjusted E.P.S	$1.75 – $1.85[(1)]
- Free Cash Flow of approximately	$150 million[(1)]

Notes:

(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands PRESTIGE BRANDS First Quarter F'15 Results 26

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 5 R e s u l t s 2 7